================================================================================

                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              DURECT CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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

                              DURECT CORPORATION
                                10240 Bubb Road
                              Cupertino, CA 95014

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                           TO BE HELD JUNE 27, 2001

   On Wednesday, June 27, 2001, DURECT Corporation, a Delaware corporation (the "Company"), will hold its Annual Meeting of Stockholders at the Company's headquarters, 10240 Bubb Road, Cupertino, CA 95014. The meeting will begin at 9:00 a.m. local time.

   Only stockholders who owned stock at the close of business on May 9, 2001 can vote at this meeting or any adjournment that may take place. At the meeting we will:

  . Elect the Class I directors of the Company Board of Directors to serve until the Annual Meeting to be held in 2004.

  . Ratify the appointment of Ernst & Young LLP as our independent auditors for the current fiscal year.

  .  Transact any other business properly brought before the Meeting.

   You can find more information about each of these items, including the nominees for directors, in the attached Proxy Statement.

   Our Board of Directors recommends that you vote in favor of each of the two proposals outlined in this Proxy Statement.

   We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

   Following the meeting, we will also report on our business results and other matters of interest to stockholders.

                                          By Order of the Board of Directors,

                                                   /s/ Thomas A. Schreck
                                                     Thomas A. Schreck
                                                Chief Financial Officer and
                                                         Director

Cupertino, California
June 1, 2001

                              DURECT CORPORATION
                                10240 Bubb Road
                              Cupertino, CA 95014

                               ----------------

                                PROXY STATEMENT
                                    FOR THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                 JUNE 27, 2001

   Our Board of Directors is soliciting proxies for the 2001 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

   The Board set May 9, 2001, as the record date for the meeting. Stockholders of record who owned our common stock on that date are entitled to vote at and attend the meeting, with each share entitled to one vote. 47,964,215 shares of common stock were outstanding on the record date.

   Voting materials, which include this Proxy Statement, a proxy card and the 2000 Annual Report, will be mailed to stockholders on or about June 1, 2001.

   In this Proxy Statement:

  .  ""We," "us," "our" and the "Company" refer to DURECT Corporation

  .  ""Annual Meeting" or "Meeting" means our 2001 Annual Meeting of
     Stockholders

  .  ""Board of Directors" or "Board" means our Board of Directors

  .  ""SEC'' means the Securities and Exchange Commission

   We have summarized below important information with respect to the Annual Meeting.

Time and Place of the Annual Meeting

   The Annual Meeting is being held on Wednesday, June 27, 2001, at 9:00 a.m. local time at the Company's headquarters, 10240 Bubb Road, Cupertino, CA 95014. All stockholders who owned shares of our stock as of May 9, 2001, the record date, may attend the Annual Meeting.

Purpose of the Proxy Statement and Proxy Card

   You are receiving a Proxy Statement and proxy card from us because you owned shares of our common stock on May 9, 2001, the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

   When you sign the proxy card, you appoint James E. Brown and Felix Theeuwes as your representatives at the meeting. James E. Brown and Felix Theeuwes will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

Proposals to Be Voted on at This Year's Annual Meeting

   You are being asked to vote on:

  . The election of two (2) Class I directors to serve on our Board of Directors until our annual meeting of stockholders for the year ending December 31, 2004.

  . The ratification of our appointment of Ernst & Young LLP as our independent auditors for the current fiscal year.

   The Board of Directors recommends a vote FOR each proposal.

Voting Procedure

   You may vote by mail.

   To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

   You may vote in person at the meeting.

   We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means your shares of stock are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in "street name" and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

   You may change your mind after you have returned your proxy.

   If you change your mind after you return your proxy, you make revoke your proxy at any time before the polls close at the meeting. You may do this by:

  .  signing another proxy with a later date, or

  .  voting in person at the Annual Meeting.

Multiple Proxy Cards

   If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all your shares are voted.

Quorum Requirement

   Shares are counted as present at the meeting if the stockholder either:

  .  is present and votes in person at the meeting, or

  .  has properly submitted a proxy card.

   A majority of our outstanding shares as of the record date must be present at the meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a "quorum."

Consequences of Not Returning Your Proxy; Broker Non-Votes

   If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

  .  vote your shares on routine matters, or

  .  leave your shares unvoted.

   Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, brokers may vote such shares on behalf of their clients with respect to "routine" matters (such as the election of directors or the ratification of auditors), but not with respect to non-routine matters (such as a proposal submitted by a stockholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a "broker non-vote."

   Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

   We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the meeting.

Effect of Abstentions

   Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Required Vote

   Assuming a quorum is present, the two nominees receiving the highest number of yes votes will be elected as directors, and the ratification of the independent auditors will require the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting.

Vote Solicitation; No Use of Outside Solicitors

   DURECT Corporation is soliciting your proxy to vote your shares at the Annual Meeting. In addition to this solicitation by mail, our directors, officers, and other employees may contact you by telephone, Internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy material. We have not retained the services of a proxy solicitor.

Voting Procedures

   Votes cast by proxy or in person at the Annual Meeting will be tabulated by a representative of EquiServe, our transfer agent, who will act as the Inspector of Election. The Inspector will also determine whether a quorum is present at the Annual Meeting.

   The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card which is returned but not marked will be voted FOR each of the director nominees, FOR each of the other proposals discussed in this Proxy Statement, and as the proxy holders deem desirable for any other matters that may come before the Meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

   We believe that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Publication of Voting Results

   We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2001, which we will file with the SEC. You can get a copy by contacting Schond Greenway, our Director of Investor Relations, at (408) 777-1417 or the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

Other Business

   We do not know of any business to be considered at the 2001 Annual Meeting other than the proposals described in this proxy statement. However, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to James E. Brown and Felix Theeuwes, to vote on such matters at their discretion.

Proposals For 2002 Annual Meeting

   To have your proposal included in our proxy statement for the 2002 Annual Meeting, you must submit your proposal in writing between February 27, 2002 and March 28, 2002 to Jean Liu, Vice President, Legal and General Counsel DURECT Corporation 10240 Bubb Road, Cupertino, CA 95014.

   If you submit a proposal for the 2002 Annual Meeting after May 13, 2002, management may or may not, at their discretion, present the proposal at the meeting, and the proxies for the 2002 Annual Meeting will confer discretion on the management proxy holders to vote against your proposal.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   Our Certificate of Incorporation provides that the Board of Directors is divided into three classes, with staggered three-year terms. The Class I directors, whose terms expire at the Annual Meeting are Felix Theeuwes, Albert
L. Zesiger and Douglas A. Lee, the Class II directors whose terms expire at the Company's 2002 Annual Meeting of Stockholders are Matthew V. McPherron, Thomas A. Schreck and James R. Butler and the Class III directors whose terms expire at the Company's 2003 Annual Meeting of Stockholders are John L. Doyle, James E. Brown and Armand P. Neukermans. You only elect one class of directors at each annual meeting. The other classes continue to serve for the remainder of their three-year terms. Felix Theeuwes and Albert L. Zesiger, our current Class I directors, are nominees for re-election at the Annual Meeting. Each nominee has consented to serve an additional three-year term. Douglas A. Lee has chosen not to stand for re-election as a Class I director.

Vote Required

   If a quorum is present, the two nominees within Class I receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors for the ensuing three years. Unless marked otherwise, proxies received will be voted FOR the election of each of the two nominees named held. If additional people are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a way that will ensure that as many as possible of the nominees listed above are elected. If this happens, the specific nominees to be voted for will be determined by the proxy holders.

Nominees for the Board of Directors

   The names of the nominees, their ages as of May 9, 2001, and certain other information about them are set forth below:

 Name                          Age Position
 ----                          --- --------
 Felix Theeuwes, D.Sc........   63 Chairman, Chief Scientific Officer and
                                   Director
 Albert L. Zesiger(1)........   72 Director

--------
(1) Member of Audit Committee

   Felix Theeuwes, D.Sc. co-founded DURECT in February 1998 and has served as our Chairman, Chief Scientific Officer and a Director since July 1998. Prior to that, Dr. Theeuwes held various positions at ALZA Corporation, including President of New Ventures from August 1997 to August 1998, President of ALZA Research and Development from 1995 to August 1997, President of ALZA Technology Institute from 1994 to April 1995 and Chief Scientist from 1982 to June 1997. Dr. Theeuwes is also a director of Genetronics, a medical device company, and several private companies. Dr. Theeuwes holds a D.Sc. degree in Physics from the University of Leuven (Louvain), Belgium. He also served as a post-doctoral fellow and visiting research assistant professor in the Department of Chemistry at the University of Kansas and has completed the Stanford Executive Program.

   Albert L. Zesiger has served as a Director since 1998. Mr. Zesiger is a Managing Director of Zesiger Capital Group LLC, an investment advisory firm, which Mr. Zesiger co-founded in October 1995. In 1968, Mr. Zesiger founded BEA Associates, Inc., an investment advisory firm, which in 1995 became wholly-owned by CS Holdings, the holding company for Credit Suisse Bank and CS First Boston. Mr. Zesiger also serves on the Board of Directors of Eos Biotechnology, Inc., Hayes Medical Inc., and Praecis Pharmaceuticals Inc. Mr. Zesiger holds a B.S. in Engineering from the Massachusetts Institute of Technology and an M.B.A. from the Harvard Graduate School of Business Administration.

   The names of the remaining directors, their ages as of May 9, 2001 and certain other information about them are set forth below:

 Name                          Age Position
 ----                          --- --------
 James E. Brown, D.V.M.......   44 President, Chief Executive Officer and
                                   Director
 Thomas A. Schreck...........   43 Chief Financial Officer and Director
 James R. Butler(2)..........   60 Director
 John L. Doyle(2)............   69 Director
 Douglas A. Lee(1)...........   36 Director
 Matthew V. McPherron(1)(2)..   36 Director
 Armand P. Neukermans, Ph.D..   60 Director

--------
(1) Member of Audit Committee
(2) Member of Compensation Committee

   James E. Brown, D.V.M. co-founded DURECT in February 1998 and has served as our President, Chief Executive Officer and a Director since June 1998. He previously worked at ALZA Corporation as Vice President of Biopharmaceutical and Implant Research and Development from June 1995 to June 1998. Prior to that, Dr. Brown held various positions at Syntex Corporation, a pharmaceutical company, including Director of Business Development from May 1994 to May 1995, Director of Joint Ventures for Discovery Research from April 1992 to May 1995, and held a number of positions including Program Director for Syntex Research and Development from October 1985 to March 1992. Dr. Brown holds a B.A. from San Jose State University and a D.V.M. (Doctor of Veterinary Medicine) from the University of California, Davis where he also conducted post-graduate work in pharmacology and toxicology.

   Thomas A. Schreck co-founded DURECT in February 1998 and served as Chief Executive Officer, Chief Financial Officer and President from February 1998 to June 1998. Since June 1998, he has served as our Chief Financial Officer and a Director. Prior to founding DURECT, he founded and was President of Schreck Merchant Group, Inc., an investment bank specializing in private placements and mergers and acquisitions, from June 1994 to February 1998. Mr. Schreck also founded and served as Risk Manager to Genesis Merchant Group/Portola Capital Partners, L.P., a convertible arbitrage fund, from 1993 to 1994. He also served as a Manager of the Convertible Securities Department at Montgomery Securities, from 1988 to 1991. Mr. Schreck holds a B.A. from Williams College.

   James R. Butler has served as a Director since July 1999. From July 1993 to March 2001, Mr. Butler was an employee of ALZA Corporation where he held two positions. Mr. Butler joined ALZA in July 1993 as Vice President of Sales and Marketing and in January 2000, Mr. Butler became the Group Vice President of ALZA International. Mr. Butler is also a director of Aronex Pharmaceuticals, a pharmaceutical company and OMP, Inc., a medical products company. Mr. Butler holds a B.A. in Business Administration from the University of Florida.

   John L. Doyle has served as a Director since February 2000. Mr. Doyle is currently an independent consultant. In 1957, he joined Hewlett-Packard, a computer company, where from 1957 to 1991 he served in several manufacturing and general management positions, including the Vice President of Personnel from 1976 to 1980, Vice President of Research and Development from 1980 to 1984, Executive Vice President of the Computer Sector from 1984 to 1988, and of Business Development until his retirement in 1991. Mr. Doyle is also a director of Analog Devices Inc., a semiconductor company, Dupont Photomasks Inc., a manufacturer of semiconductor manufacturing equipment, and Xilinx Inc., a semiconductor company. Mr. Doyle studied naval architecture at Glasgow University and holds a B.S. in Mechanical Engineering as well as an M.S. in Electrical Engineering and Business from Stanford University.

   Douglas A. Lee has served as a Director since June 1998. Mr. Lee joined The Dr. Spock Company, a parenting media company, in February 2000, and became its President and Chief Executive Officer in April 2000. From September 1997 until joining The Dr. Spock Company, Mr. Lee served as Managing Director of Premier

Medical Partner Fund L.P., a health care venture capital fund. From October 1995 to February 1997, Mr. Lee worked at Guidant Corporation, a medical device company, where he was Vice President and Chief Financial Officer of its new ventures and corporate business development group. Mr. Lee is also a Director of Atrionix, Inc., a private medical device company and The Dr. Spock Company. Mr. Lee holds a B.S. from the University of California, Berkeley and an M.B.A. from the University of Chicago.

   Matthew V. McPherron has served as a Director since July 1999. Since June 1998, Mr. McPherron has been a Director of Brookside Capital Partners Fund, L.P. Previously, Mr. McPherron served as the President and Chief Operating Officer of US Carelink, a health care internet company from September 1997 to March 1998. From August 1993 to September 1997, Mr. McPherron served in a number of roles at Medtronic, Inc., most recently as the Global Marketing Manager for Pain Therapy. Mr. McPherron holds a B.S. from the University of Kansas and an M.B.A. from the Harvard Graduate School of Business Administration.

   Armand P. Neukermans, Ph.D. has served as a Director since March 2001. Dr. Neukermans founded Xros, Inc. in December 1996. Xros was acquired by and became a division of Nortel Networks in March 2000. Throughout, Dr. Neukermans has held the position of Chairman and Chief Technical Officer at Xros. In October 1993, Dr. Neukermans founded Adagio Associates, a consulting firm in the area of instrumentation, metrology and microfabrication and currently serves as its President. From 1992 to 1993, Dr. Neukermans was Vice President, Systems Development at Teknekron TSDC. Between 1985 and 1992, Dr. Neukermans held various positions at Tencor Instruments including Vice President and Chief Technical Officer. From 1973 to 1985, Dr. Neukermans held various positions at Hewlett Packard Company, HP Labs, including Department Manager. Dr. Neukermans holds an Engineer's Degree in Mechanical and Electrical Engineering from Louvain University, an M.S. in Electrical Engineering from Arizona State University and a Ph.D. in Applied Physics from Stanford University.

   There are no family relationships among any of the directors or executive officers of the Company.

Meetings and Committees of the Board of Directors

   During the last fiscal year (the period from December 31, 1999 through December 31, 2000), the Board met seven times. Each director attended at least 75% of all Board and applicable committee meetings during this time. The Board has a Compensation Committee and an Audit Committee.

   James R. Butler, John L. Doyle and Matthew V. McPherron are members of the Compensation Committee. The Compensation Committee held two meetings during the last fiscal year. The functions of the Compensation Committee are to establish and administer our policies regarding annual executive salaries and cash incentives and long-term equity incentives. The Compensation Committee administers our 2000 Stock Plan, 1998 Stock Option Plan, 2000 Employer Stock Purchase Plan and 2000 Directors' Stock Option Plan.

   During the last fiscal year, the Audit Committee was comprised of the following directors: Matthew V. McPherron, Douglas A. Lee and Albert L. Zesiger. The Audit Committee held one meeting during the last fiscal year. The functions of the Audit Committee are to recommend the engagement of the independent auditors, to monitor the effectiveness of the audit effort, and to monitor our financial and accounting organization and its system of internal accounting controls. The Audit Committee has a written charter, which is attached as Appendix A to this proxy statement.

   The Board does not have a nominating committee or a committee performing the functions of a nominating committee.

Director Compensation

   Non-employee directors except Albert L. Zesiger receive $1,000 for each Board meeting attended. Directors are also reimbursed for reasonable and customary travel expenses.

   All non-employee directors except Albert L. Zesiger participate in the 2000 Directors' Stock Option Plan. Under the Directors' Plan, when each non-employee director first becomes a director, he/she receives nonstatutory options to purchase 20,000 shares. These options are for a ten year period and become available for purchase in installments of 33 1/3% of the total number of shares granted on each anniversary of the grant. On the date of our annual stockholders' meeting each year, each director who has served for at least 6 months will receive options to purchase an additional 5,000 shares. These options are for a ten-year term and become available for purchase on the one-year anniversary of date of grant. In each case, the size of the option grants would be adjusted to reflect any stock splits, stock dividends, combinations or similar transactions. The exercise price of the options must be at least 100% of the fair market value of the common stock on the Nasdaq National Market on the date the option was granted. The options may be exercised only (1) while the individual is serving as a director on the Board, (2) within 12 months after termination by death or disability, or (3) within 3 months after the individual's term as director ends.

   During 2000, John L. Doyle was elected to the Board for the first time and received a grant of 15,000 shares of common stock. During 2001, Mr. Doyle received an additional grant of 5,000 shares of common stock. During 2001, Armand Neukermans was elected to the Board for the first time and received a grant of 20,000 of common stock. Each of the non-employee nominees for director named in this proxy statement who has served for at least 6 months will receive an additional grant of 5,000 shares of common stock on June 27, 2001, the date of our 2001 Annual Meeting.

   Albert L. Zesiger has declined compensation for and reimbursement of expenses relating to his service on our board.

   Employee directors receive no additional compensation for serving on the Board of Directors.

Recommendation of the Board:

                        THE BOARD RECOMMENDS A VOTE FOR
                   THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                PROPOSAL NO. 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Audit Committee has recommended, and the Board has approved, the appointment of Ernst & Young LLP as our independent auditors. Ernst & Young LLP has served as our independent auditors since 1998. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will review its future selection of auditors.

   A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board:

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

      COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table presents information concerning the beneficial ownership of the shares of our common stock as of May 9, 2001 by:

  . each person who is known by us to beneficially own more than 5% of our common stock;

  .  each of our directors;

  .  each of the named executive officers; and

  .  all of our directors and executive officers of as a group.

   The number and percentage of shares beneficially owned are based on 47,964,215 shares of common stock outstanding as of May 9, 2001. Beneficial ownership is determined under the rules and regulations of the Securities and Exchange Commission. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 9, 2001 are deemed to be outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, these persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

                                                         Amount and
                                                         Nature of  Percent of
                                                         Beneficial   Common
Name and Address                                         Ownership    Stock
----------------                                         ---------- ----------
ALZA Corporation........................................  7,600,000    15.5%
 1900 Charleston Road
 Mountain View, CA 94043

Brookside Capital Partners (1)..........................  3,990,514     8.3
 Two Copley Place
 Boston, MA 02116

Biotech Growth S.A. (2).................................  2,857,143     6.0
 Swiss Bank Tower
 Obarie Street
 Panama 1
 Republic of Panama

Albert L. Zesiger (3)...................................  6,522,629    13.6
Matthew V. McPherron (1)................................  3,990,514     8.3
Felix Theeuwes, D.Sc. (4)...............................  1,691,001     3.5
Thomas A. Schreck (5)...................................  2,846,568     5.9
James E. Brown, D.V.M. (6)..............................  2,800,000     5.8
Randolph M. Johnson, Ph.D. (7)..........................     98,000       *
Timothy S. Nelson (8)...................................    409,645       *
Douglas A. Lee (9)......................................     15,000       *
James R. Butler.........................................     17,000       *
John L. Doyle...........................................     15,000       *
Armand P. Neukermans, Ph.D..............................        --        *
All executive officers and directors as a group (15
 persons) (10).......................................... 18,955,022    39.5

--------
 * Less than 1% of the outstanding shares of common stock. Except as otherwise noted, the address of each person listed in the table is c/o DURECT Corporation, 10240 Bubb Road, Cupertino, California 95104.

 (1) Represents 3,990,514 shares held by Brookside Capital Partners Fund, L.P. Matthew V. McPherron, one of our directors, is a director of this partnership. Mr. McPherron disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in these shares.
 (2) Includes 714,286 shares held by Medgrowth S.A. Biotech Growth S.A. is a fully-owned subsidiary of BB Biotech A.G. Mr. Anders Hove shares voting and investment power over the shares held by Biotech Growth and disclaims beneficial ownership of such shares.
 (3) Includes 230,000 shares held by Albert L. Zesiger and 92,000 shares held by Barrie Ramsay Zesiger. Also includes an aggregate of 6,200,629 shares of common stock held in accounts managed for various parties by Zesiger Capital Group LLC, an investment advisor, for which Albert L. Zesiger is a principal. Mr. Zesiger, in his capacity as a principal, has voting and investment power with respect to these shares but disclaims beneficial ownership with respect hereto.
 (4) Includes 1,691,001 shares held by Felix and Marie-Therese Theeuwes Family Trust.
 (5) Includes 1,860,000 shares held by Thomas A. Schreck, 840,000 shares held by Thomas A. Schreck, Trustee for Mason and Thomas Schreck, 100,000 shares held by Portola Capital Partners, L.P. for the benefit of Albert
     R. Schreck, Joel Schreck and the Thomas A. Schreck 1959 Trust, 23,312 shares held by Joel W. Schreck and 23,256 shares held by Albert R. Schreck.
 (6) Includes 2,240,000 shares held by James E. Brown, and 560,000 shares held by James & Karen Brown 1998 Trust U/A.
 (7) Includes 20,000 shares held by Randolph M. Johnson, Ph.D. (of which 15,000 shares are subject to repurchase by us at the original purchase price in the event of termination of Dr. Johnson's employment with us, which repurchase right lapses over time) and 3,000 shares held by Dean Witter Reynolds Inc. c/f Randolph M. Johnson IRA Rollover dtd. 11/10/98. Also includes 75,000 shares issuable upon exercise of options exercisable within 60 days of May 9, 2001.
 (8) Includes 384,645 shares held by Timothy S. Nelson (of which 214,500 shares are subject to repurchase by us at the original purchase price in the event of termination of Mr. Nelson's employment with us, which repurchase right lapses over time) and 25,000 shares held by PaineWebber Incorporated, not in its individual capacity but solely as Custodian of the IRA of Timothy S. Nelson.
 (9) Includes 15,000 shares held by Douglas A. Lee and excludes 1,916,316 shares held by Premier Medical Partner Fund L.P. Mr. Lee, one of our directors, is a former managing director of this partnership but disclaims beneficial ownership of the shares attributed to Premier Medical Partner Fund L.P.
(10) Includes an aggregate of 82,500 shares issuable pursuant to the exercise of outstanding stock options. Also includes an aggregate of 577,500 shares which are subject to repurchase by us at the original purchase price in the event of the termination of individual employees' employment with us, which repurchase right terminates with respect to each employee at the rate of 1/4 of the employee's shares on each annual anniversary of such employee's original option grant date.

                      COMPENSATION OF EXECUTIVE OFFICERS

   The following table shows the compensation earned by (a) the person who served as our Chief Executive Officer during the fiscal year that ended December 31, 2000, (b) the four other most highly compensated individuals who served as an executive officer during the fiscal year ended December 31, 2000 (the "Named Executive Officers"); and (c) the compensation received by each of these people for the two preceding fiscal years.

                          Summary Compensation Table

                                 Annual Compensation                Long-Term Compensation
                                 --------------------              ------------------------
                                                                    Restricted  Securities
Name and Principal        Fiscal                      Other Annual    Stock     Underlying
Position                   Year  Salary ($) Bonus ($) Compensation Award(s) ($) Options (#)
------------------        ------ ---------- --------- ------------ ------------ -----------
James E. Brown,
 D.V.M. ................   2000   225,000      --           --         --          80,000
 President, Chief
  Executive Officer        1999   225,000      --           --         --             --
 and Director

Felix Theeuwes, D.Sc. ..   2000   250,000      --           --         --          80,000
Chairman, Chief
 Scientific Officer        1999   177,564      --           --         --             --

Thomas A. Schreck (1)...   2000   200,000      --           --         --          80,000
 Chief Financial Officer
  and Director             1999   200,000      --           --         --             --

Timothy S. Nelson.......   2000   175,794      --        26,136(2)     --         185,607
 Vice President,
  Business and             1999   165,000      --        24,543(2)     --          88,500
 Commercial Development

Randolph M. Johnson,
 Ph.D. .................   2000   167,030      --           --         --          30,000
 Vice President,
  PreClinical Research,    1999   160,000      --           --         --          20,000
 Director of CNS
  Programs

--------
(1) Pursuant to a Financial Advisory Services Agreement, dated May 29, 1998, we paid an investment banking fee to Schreck Merchant Group, Inc., a financial services company controlled by Mr. Schreck, in the amount of $279,000. The Advisory Agreement was terminated effective December 18, 1998.
(2) Mr. Nelson received a housing allowance in the amount of $24,543 in 1999 and $26,136 in 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

   The following table sets forth certain information for the year ended December 31, 2000 with respect to grants of stock options to each of the named executive officers. All options granted by us in 2000 were granted under our 1998 stock option plan and our 2000 stock plan. These options have a term of 10 years. We granted options to purchase common stock and issued shares of common stock pursuant to restricted stock purchase agreements equal to a total of 758,107 shares during 2000. Options were granted at an exercise price equal to the fair market value of our common stock. For those options granted before our initial public offering, the fair market value was determined in good faith by our board of directors. Potential realizable values are net of exercise price before taxes, and are based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the ten-year term.

   These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect our projection or estimate of future stock price growth. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to executive officers. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock. The assigned 5% and 10% rates of stock appreciation are based on the fair market value of our common stock ($12.00) at December 29, 2000.

                          Individual Grants (1)                        Potential Realizable
                         ------------------------                        Value At Assumed
                         Number of   Percent of                        Annual Rates of Stock
                         Securities Total Options                       Price Appreciation
                         Underlying  Granted to   Exercise                for Option Term
                          Options   Employees in    Price   Expiration ---------------------
Name                      Granted    Fiscal Year  ($/Share)    Date        5%         10%
----                     ---------- ------------- --------- ---------- ---------- ----------
James E. Brown..........   80,000        5.2%      $11.63   12/14/2010 $  633,739 $1,559,993
Felix Theeuwes..........   80,000        5.2%      $11.63   12/14/2010 $  633,739 $1,559,993
Thomas A. Schreck.......   80,000        5.2%      $11.63   12/14/2010 $  633,739 $1,559,993
Timothy S. Nelson.......   30,000        2.0%      $11.63   12/14/2010 $  237,652 $  584,997
                           53,255        3.5%      $12.00    9/27/2010 $  401,901 $1,018,497
                           40,852        2.7%      $ 6.00    7/19/2010 $  553,411 $1,026,403
                           61,500        4.0%      $ 1.00    3/24/2010 $1,140,624 $1,852,682
Randolph M. Johnson.....   30,000        2.0%      $11.63   12/14/2010 $  237,652 $  584,997

--------
(1) No stock appreciation rights were granted to the named executive officers in the last fiscal year. The options have a ten year term, but are subject to earlier termination in connection with termination of employment.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

   The following table provides certain information with respect to stock options exercised by the named executive officers during the last fiscal year that ended December 31, 2000. The value of in-the-money options is based on the fair market value of our common stock of $12.00 per share as quoted on the Nasdaq Stock Market on December 29, 2000 and net of the option exercise price.

                          Shares             Number of Securities
                         Acquired           Underlying Unexercised     Value of Unexercised
                            on     Value          Options at          In-the-Money Options at
                         Exercise Realized     December 31, 2000         December 31, 2000
Name                       (#)      ($)    Exercisable/Unexercisable Exercisable/Unexercisable
----                     -------- -------- ------------------------- -------------------------
James E. Brown..........   --       --             0/80,000                  0/30,000
Felix Theeuwes..........   --       --             0/80,000                  0/30,000
Thomas A. Schreck.......   --       --             0/80,000                  0/30,000
Timothy S. Nelson.......   --       --             0/124,107                 0/256,362
Randolph M. Johnson.....   --       --          150,000/30,000           1,785,500/11,250

   Options shown above were granted under the 1998 stock option plan and the 2000 stock plan and vest at a rate of 25% of the shares on each twelve month anniversary of the vesting commencement date. Notwithstanding the foregoing, all options issued prior to June 17, 2000 were immediately exercisable; however, the underlying shares are subject to our right of repurchase at the original purchase price. Such repurchase right will lapse with respect to 25% of the shares on each twelve month anniversary of the vesting commencement date.

Relationships and Related Party Transactions

   We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions, including loans, between us and our officers, directors and principal stockholders and their affiliates, are approved by a majority of the board of directors, including a majority of the independent and disinterested members of the board of directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

Employment Agreements

   We have entered into an employment agreement with James E. Brown, our Chief Executive Officer and President, for a term of three years starting on June 19, 1998. The agreement acknowledges that for the first twelve months of employment Dr. Brown would perform services for ALZA Corporation, but after that period, he became a full time employee of DURECT. The agreement also provides that Dr. Brown will be paid an annual salary of $225,000 and makes him eligible for any salary, stock option, bonus and other benefits we offer. In the event of involuntary termination, Dr. Brown is entitled to his regular monthly salary for the remainder of the original term of the employment agreement, any bonus payable, and continued health insurance benefits. In the event of termination for cause, Dr. Brown is entitled to his accrued unpaid salary and vacation. In the event of termination by reason of death or disability, Dr. Brown or his estate is entitled to all salary and unpaid vacation accrued and any other benefits payable under our then existing benefit plans. In the event of a constructive termination, Dr. Brown is entitled to a lump sum payment of the salary we would have paid him during the twelve-month period following his termination, as well as continuing health insurance benefits for the twelve-month period following his termination.

   We have entered into an employment agreement with Felix Theeuwes, our Chairman and Chief Scientific Officer, for a term of three years starting on June 19, 1998. His duties also include arranging funding and participating in overall management of the company. The agreement acknowledges that for the first twelve months of employment Dr. Theeuwes would perform services for ALZA Corporation, but after that period, he became a full time employee of DURECT. The agreement also provides that Dr. Theeuwes will be paid an annual salary of $250,000 to be reduced by an amount to reflect his time and work for ALZA Corporation and makes him eligible for any salary, stock option, bonus and other benefits we may offer. In the event of involuntary termination, Dr. Theeuwes is entitled to his regular monthly salary for the remainder of the original term of the employment agreement, any bonus payable, and continued health insurance benefits. In the event of termination for cause, Dr. Theeuwes is entitled to his accrued unpaid salary and vacation. In the event of termination by reason of death or disability, Dr. Theeuwes or his estate is entitled to all salary and unpaid vacation accrued and any other benefits payable under our then existing benefit plans. In the event of a constructive termination, Dr. Theeuwes is entitled to a lump sum payment of the salary we would have paid him during the twelve-month period following his termination, as well as continuing health insurance benefits for the twelve-month period following his termination.

   We have entered into an employment agreement with Thomas A. Schreck, our Chief Financial Officer, for a term of three years starting June 19, 1998. The agreement acknowledges the financial relationship with Schreck Merchant Group Inc., of which Mr. Schreck is a principal, for financial services. The agreement also provides for an annual salary of $100,000 for Mr. Schreck for the first two years of the term and an increase in his annual salary to $200,000 effective on June 19, 2000. The agreement also makes him eligible for any salary, stock option, bonus and other benefits we may offer. In the event of involuntary termination, Mr. Schreck is entitled to his regular monthly salary for the remainder of the original term of the employment agreement, any bonus payable, and continued health insurance benefits. In the event of termination for cause, Mr. Schreck is entitled to accrued unpaid salary and vacation. In the event of termination by reason of death or disability, Mr. Schreck or his estate is entitled to all salary and unpaid vacation accrued and any other benefits payable under our then existing benefit plans. In the event of a constructive termination, Mr. Schreck is entitled to a lump sum payment of the salary we would have paid him during the twelve-month period following his termination, as well as continuing health insurance benefits for the twelve-month period following his termination.

Change of Control Agreements

   We have entered into change of control agreements with Randolph M. Johnson and Timothy S. Nelson. These agreements provide that, in the event of a change in our control, one half of the unvested portion of any stock option or restricted stock held by Dr. Johnson and Mr. Nelson on the effective date of the change of control is automatically accelerated so as to become completely vested as of the effective date and, if such individual remains employed by the Company as of the first anniversary of the effective date of the change of control, then the remaining unvested portion of any stock option or restricted stock held by such individual as of the effective date of the change of control shall automatically be accelerated so as to become completely vested as of the anniversary, unless either such acceleration would make us ineligible for "pooling of interests" accounting treatment in the transaction. In addition, in the event of a termination without cause within the twelve months following the change in our control, the unvested portion of any stock option or restricted stock held by such individual is automatically accelerated so as to become completely vested as of the effective date of the termination unless the acceleration would make us ineligible for "pooling of interests" accounting treatment in the change in control transaction.

   In May 1998, we purchased key-man life insurance policies in the basic amounts of $1 million each for James E. Brown and Felix Theeuwes for terms of 20 years each. We are the beneficiaries for both policies.

Private Placements of Securities

   In March 2000, we sold an aggregate of 3,571,429 shares of our Series C preferred stock for $7.00 per share. The purchasers of the Series C preferred stock included, among others, Biotech Growth S.A. (funds controlled by BB Biotech), Brookside Capital Partners Fund, L.P., and the Zesiger Capital Group LLC, whose principal, Albert L. Zesiger is also a director of DURECT.

   In April 2000, we amended our development and commercialization agreement with ALZA. The amendments included a reduction in product royalties and upfront payment to ALZA by us under the agreement.

In addition, ALZA's option to distribute the DUROS sufentanil product was amended to cover only the U.S. and Canada instead of worldwide. As consideration, ALZA received 1,000,000 shares of our common stock and a warrant to purchase 1,000,000 shares of our common stock at an exercise price of $12.00 per share.

   The following members of our board of directors are affiliated with certain private investors that participated in the foregoing transactions:

  .  Albert L. Zesiger, principal of the Zesiger Capital Group LLC

  .  Matthew V. McPherron, a director of Brookside Capital Partners, L.P.

  .  James R. Butler, a former employee of ALZA Corporation

Other Transactions

   In April 2000, we acquired from ALZA, one of our 5% stockholders, the ALZET product and assets used primarily in the manufacture, sale and distribution of this product. This acquisition provides us with an ongoing business making and selling this product worldwide. The total purchase price consisted of approximately $8.3 million in cash. In addition, we are obligated to provide employment benefits to employees hired in connection with the acquisition. Pursuant to a General Support Services Agreement, a Coating Services Agreement and a New Models Development Agreement entered into between us and ALZA effective April 14, 2000, at our request and on an as-needed basis, ALZA has agreed to provide general support services until December 31, 2000, product coating services until April 14, 2003, and services in connection with the development of new models of the ALZET product until such models are completed, and we will pay ALZA for any such services provided by ALZA.

   We entered into an Amended and Restated Market Stand-off Agreement with ALZA, effective as of June 1998 and amended and restated in April 2000. This agreement was executed in consideration for the grant of a non-exclusive license to ALZA to any proprietary technology we may develop relating to a means of connecting a catheter to the DUROS system under the Development and Commercialization Agreement, dated April 21, 1998. Under this agreement, for a period of two years following the termination of any market stand-off or other similar agreement between ALZA and the underwriters of our initial public offering, ALZA may not dispose of 25% or more of the maximum number of all securities it has owned prior to our initial public offering, within any six month period.

   In 2000, Timothy S. Nelson, our Vice President of Business and Commercial Development, issued us promissory notes in the aggregate amount of $92,460, for the purchase of common stock upon the exercise of stock options. These promissory notes were issued in the amounts of $6,998, $23,968 and $61,494 on January 24, January 24 and April 19, respectively. They bear interest rates of 6.12%, 6.12% and 6.60% respectively and shall be due and payable on May 10, 2003, December 9, 2003 and March 24, 2004 respectively.

   During the last fiscal year, we issued and sold shares of our common stock and granted options to purchase common stock to our employees, directors and consultants.

   Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report, the Audit Committee Report and the Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The following is a report of the Compensation Committee of the Board of Directors describing the compensation policies applicable to our executive officers during the fiscal year that ended December 31, 2000. The Compensation Committee is responsible for establishing and monitoring our general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. It also makes recommendations to the Board of Directors concerning the granting of options under our 2000 Stock Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

   Under the supervision of the Board of Directors, our compensation policy is designed to attract and retain qualified key executives critical to our growth and long term success. It is the objective of the Board of Directors to have a portion of each executive's compensation contingent upon our performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of two elements: (i) base salary which reflects individual performance and expertise and (ii) long term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and our stockholders.

   The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the two primary components of the compensation package provided to the executive officers.

Base Salary

   The base salaries for Felix Theeuwes and Thomas A. Schreck for 2000 were based in part on the terms of their employment agreements, more fully discussed above in "Employment Agreements." In addition, the level of base salaries Dr. Theeuwes and Mr. Schreck as well as for the remaining executive officers, are based primarily on the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at similar companies and the incentives necessary to attract and retain qualified management. Going forward, base salary will be adjusted each year to take into account the individual's performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

Long Term Incentive Compensation

   We have utilized our stock option plans to provide executives and other key employees with incentives to maximize long term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake and thereby closely align his or her interests with those of our stockholders. Factors considered in making such awards include the individual's position, his or her performance and responsibilities, and internal comparability considerations. In addition, the Board of Directors has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon each individual's position and his or her existing holdings of unvested options. However, the Board of Directors is not required to adhere strictly to these guidelines and may vary the size of the option grant made to each executive officer as it determines the circumstances warrant.

   Each option grant allows the executive officer to acquire shares of common stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four year period, contingent upon the executive officer's continued employment with us. Accordingly, the option will provide a return to the executive officer only if he or she remains in our service, and then only if the market price of the Common Stock appreciates over the option term.

Compensation of the Chief Executive Officer

   James E. Brown has served as the Company's President and Chief Executive Officer since June 1998. His base salary, based, in part, on his employment agreement, more fully discussed above in "Employment Agreements" for the fiscal year ended December 31, 2000 was $225,000.

   In addition, the factors discussed above in "Base Salary" and "Long Term Incentive Compensation" were also applied in establishing the amount of Dr. Brown's salary and stock option grants. Significant factors in establishing Dr. Brown's compensation were the achievement of milestones, improvements to the Company's strategic competitive position through strategic transactions and the continued development of our products.

Deductibility of Executive Compensation

   The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the committee believes that options granted under the 2000 Stock Plan to such officers will meet the requirements for qualifying as performance-based, the committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the compensation committee's policy to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

  The Compensation Committee of the Board of Directors of DURECT Corporation:

                                James R. Butler
                                 John L. Doyle
                             Matthew V. McPherron

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Board of Directors currently consists of James R. Butler, John L. Doyle and Matthew V. McPherron. No member of the committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                            AUDIT COMMITTEE REPORT

   The Audit Committee of the DURECT Corporation Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors in March 2000, which is included in this proxy statement as Appendix A. The members of the Audit Committee are Douglas
A. Lee, Matthew V. McPherron and Albert L. Zesiger. Each of the members of the Audit Committee is independent as defined by the Nasdaq Marketplace Rules.

   The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of an accounting firm to be engaged as the Company's independent auditors. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

   The Audit Committee held one meeting during the fiscal year 2000. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. In 2001, the Audit Committee met and reviewed and discussed the audited financial statements for fiscal year 2000 with management and the independent auditors.

   The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

   The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors, Ernst & Young LLP as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with Ernst & Young LLP the issue of its independence from DURECT Corporation.

   Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

     The Audit Committee of the Board of Directors of DURECT Corporation:

                               Albert L. Zesiger
                             Matthew V. McPherron
                                Douglas A. Lee

           FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

   During the fiscal year ended December 31, 2000, Ernst & Young LLP, our independent auditor and principal accountant, billed the fees set forth below.

   Fees billed to the Company by Ernst & Young LLP during the Company's fiscal year ended December 31, 2000 for the audit of the Company's annual financial statements included in its Form 10-K and the review of the financial statements included in the Company's September quarterly report on Form 10-Q totaled $135,000.

   Fees billed to the Company by Ernst & Young LLP during the Company's fiscal year ended December 31, 2000 for other services were $612,000, including audit related services of $583,000 and non-audit related services of $29,000. Audit related services generally include fees for business acquisitions, accounting consultations and the Company's initial public offering.

                            STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative total stockholder return data for our stock since September 28, 2000 (the date on which the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended) to the cumulative return over such period of (i) The Nasdaq National Market Composite Index and (ii) the Nasdaq National Market Biotechnology Index. The graph assumes that $100 was invested on September 28, 2000. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a per share price of $12.00, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                COMPARISON OF 3 MONTH CUMULATIVE TOTAL RETURN*
         AMONG DURECT CORPORATION, THE NASDAQ STOCK MARKET (U.S) INDEX
                      AND THE NASDAQ BIOTECHNOLOGY INDEX
                              [PERFORMANCE GRAPH]

                              DURECT CORPORATION

                                                        Cumulative Total Return
                                                        ------------------------
                                                        9/28/00 9/29/00 12/29/00
                                                        ------- ------- --------
DURECT CORPORATION..................................... 100.00  125.00   100.00
NASDAQ STOCK MARKET (U.S).............................. 100.00   97.12    65.01
NASDAQ BIOTECHNOLOGY................................... 100.00   97.99    80.80

Section 16 Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires our directors, our executive officers and persons who own more than 10% of the common stock (collectively, "Reporting Persons") to file initial reports of ownership and changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during its fiscal year ended December 31, 2000, all Reporting Persons complied with all applicable filing requirements.

Other Matters

   The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

   It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,

                                                   /s/ Thomas A. Schreck
                                                     Thomas A. Schreck
                                                Chief Financial Officer and
                                                         Director

June 1, 2001,
Cupertino, California

                                  APPENDIX A

                              DURECT CORPORATION

                        Charter for the Audit Committee
                           of the Board of Directors

Purpose

   The purpose of the Audit Committee established by this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Durect Corporation (the "Company"), to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, to supervise the finance function of the Company (which will include, among other matters, the Company's investment activities) and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

   The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

Charter Review

   The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), this charter (as then constituted) shall be publicly filed.

Membership

   The Audit Committee must be comprised of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall be an "independent director," as defined by and to the extent required by the Rules of the National Association of Securities Dealers, Inc. ("NASD").

   Further, each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the foregoing, one director who is not independent, as defined in the NASD Rules, and who is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Meetings

   The Audit Committee will meet separately with the President or Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The

Audit Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors' examination and management report.

Responsibilities

   The responsibilities of the Audit Committee shall include:

   1. Nominating the independent auditors for annual approval by the Board and ratification by the stockholders;

   2. Reviewing the plan for the audit and related services at least annually;

   3. Reviewing audit results and annual and interim financial statements;

   4. Ensuring the receipt of, and reviewing, a written statement from the Company's auditors delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1;

   5. Reviewing and actively discussing with the Company's auditors any disclosed relationship or service that may impact the objectivity and independence of the auditor;

   6. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

   7. Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;

   8. Overseeing the effectiveness of the internal audit function;

   9. Overseeing the Company's compliance with the Foreign Corrupt Practices
      Act;

  10. Overseeing the Company's compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities; and

  11. Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.

   In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

   Finally, the Audit Committee shall ensure that the Company's auditors understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company's stockholders, and (ii) the Board's and the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent auditors (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

Reports

   The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

                                  DETACH HERE


                                     PROXY


                              DURECT CORPORATION


                   Proxy Solicited by the Board of Directors
            for the Annual Meetings of Stockholders, June 27, 2001

                 (see Proxy Statement for discussion of items)



     The undersigned hereby appoints James E. Brown and Felix Theeuwes and each of them, jointly and severally, as proxies, with power of substitution, to vote all shares of DURECT Corporation Common Stock which the undersigned is entitled to vote all matters which may properly come before the 2001 Annual Meeting of Stockholders of DURECT Corporation, or any adjournment thereof.


-------------                                                      -------------
 SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                                SIDE
-------------                                                      -------------

DURECT Corporation
c/o EquiServe
P.O. Box 9398
Boston, MA 02205-09398







ZUDUR1A                                    DETACH HERE

[X] Please mark
    votes as in
    this example

  ------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
  ------------------------------------------------------------------------------

                                                                                                                FOR  AGAINST ABSTAIN
  1. Election of the Class 1 directors for a three-year term.               2. The Appointment of Ernst & Young  [_]   [_]     [_]
     Nominees: (01) Felix Theeuwes                                             LLP as Independent Auditors.
               (02) Albert L. Zesiger

       FOR BOTH
       NOMINEES                  WITHHOLD
       (except as  [_]    [_]    FROM BOTH
       marked to                  NOMINEES
     the contrary)

[_]  Instruction.                                                           The shares represented by this Proxy Card will be voted
     To withhold authority to vote for any nominee,                         as specified above, but if no specification is made they
     write the nominee's name on the line above                             will be voted FOR Items 1 and 2 and in any event at the
                                                                            discretion of the proxies on any other matter that may
                                                                            properly come before the meeting.

                                                                                MARK HERE                    MARK HERE
                                                                               FOR ADDRESS   [_]           IF YOU PLAN   [_]
                                                                               CHANGE AND                   TO ATTEND
                                                                              NOTE AT LEFT                 THE MEETING

                                                                            NOTE: Please sign exactly as name appears hereon. Joint
                                                                            owners should each sign. When signing as attorney,
                                                                            executor, administrator, trustee or guardian, give full
                                                                            name and title as such.

                                                                            Please sign, date and return promptly in the
                                                                            accompanying envelope.


Signature:______________________________________  Date:_______________________ Signature:________________________ Date:____________